UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): December 13, 2018

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DIFFUSION PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24477	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1317 Carlton Avenue, Suite 200 Charlottesville, Virginia	22902
(Address of principal executive offices)	(Zip Code)

(434) 220-0718

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.     Material Modification to the Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2018, Diffusion Pharmaceuticals Inc. (the “Company”) filed a Certificate of Amendment to its Certificate of Incorporation, as amended (the “Amendment”), with the Secretary of State of the State of Delaware to effect a 1-to-15 reverse stock split (the “Reverse Stock Split”) of the shares of the Company’s common stock, par value $0.001 per share (“Common Stock”). The Amendment became effective at 5:58 p.m. on December 13, 2018.

As set forth in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 15 2018, at the Company’s 2018 Annual Meeting of Stockholders on June 14, 2018, the Company’s stockholders approved the Amendment and the Reverse Stock Split at a ratio of not less than 1-to-2 and not greater than 1-to-15, with the exact ratio and effective time to be determined by the Company’s Board of Directors (the “Board”), if at all. Thereafter, the Board determined to effect the Reverse Stock Split at a ratio of 1-to-15 and authorized the filing of the Amendment.

As a result of the Reverse Stock Split, every fifteen shares of Common Stock outstanding immediately prior to the Reverse Stock Split were reclassified and combined into one share of Common Stock. Beginning with the opening of trading on December 14, 2018, the Common Stock was available for trading on the Nasdaq Capital Market on a Reverse Stock Split adjusted basis with a new CUSIP number, 253748 305.

No fractional shares were issued in connection with the Reverse Stock Split. Stockholders who otherwise would have been entitled to receive fractional shares of Common Stock had their holdings rounded up to the next whole share. Proportional adjustments will be made to the Company’s outstanding warrants, stock options and other equity securities and to the Company’s 2015 Equity Incentive Plan, as amended, to reflect the Reverse Stock Split, in each case, in accordance with the terms thereof.

The full text of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits

(d)        Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to the Certificate of Incorporation (as amended) of Diffusion Pharmaceuticals Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2018	DIFFUSION PHARMACEUTICALS INC.

By: /s/ David G. Kalergis
Name: David G. Kalergis Title: Chief Executive Officer